Exhibit 10.4

[FORM OF] REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made as of April 30, 2004 by and between Solomon Technologies, Inc., a Delaware corporation (the “Company”), and the investor whose name is set forth on the signature page hereto (the “Investor” and, together with other investors, the “Investors”).

RECITALS

WHEREAS, the Investors have purchased or exchanged for up to 3,000,000 shares of Series A Preferred Stock and Warrants to purchase up to 6,000,000 shares of Common Stock of the Company pursuant to a Securities Purchase Agreement dated April 15, 2004 (“Purchase Agreement”) and/or the Confidential Private Placement Memorandum dated March 12, 2004 (the “Memorandum”); and

WHEREAS, the Company has agreed with the Investors to register their Conversion Shares and Warrant Shares with the Commission before January 7, 2005.

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

“Common Stock” shall mean fully paid and non-assessable shares of the Company’s common stock, $0.001 par value per share.

“Conversion Shares” shall mean the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

“Holders” shall mean the Investors or any other holder of Registrable Securities.

“Other Holders” shall mean any other holders of Common Stock who are entitled to include any or all of such shares of Common Stock in the registration statement with Holders.

“Registrable Securities” means (i) the Conversion Shares, (ii) the Warrant Shares and (iii) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event. Shares of Common Stock shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold or, in the opinion of counsel to the Investor, are available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel selected by the Holders for the Holders, Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holders.

“Series A Preferred Stock” shall have the meaning set forth in the Purchase Agreement.

“Warrant Shares” shall mean the shares of Common Stock issuable or issued upon exercise of the Warrants.

“Warrants” shall have the meaning set forth in the Purchase Agreement.

2. Company Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company shall:

(i) promptly give to each Holder written notice thereof, and

(ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder;

provided, that the Company shall cause to be declared effective a registration statement registering the resale of the Registrable Securities not later than January 6, 2005.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and Other Holders, if any, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in such registration. The Company shall so advise all Holders and Other Holders and the number of shares that may be included in the registration and underwriting by all Holders and Other Holders shall be allocated among them, as nearly as practicable, first, to the Company (or, if applicable, to the holders for whose account the Company is registering the securities), second, among the Holders in proportion to the number of Registrable Securities held by each Holder and, third, among the Other Holders of securities in proportion to the respective amounts of securities held by each Other Holder. If any Holder or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder or has elected to include Registrable Securities in such registration.

3. Expenses of Registration.

(a) Registration Expenses. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Section 2.

(b) Selling Expenses. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered by the Holders and Other Holders.

4. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

(a) keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof;

(b) prepare and file with the Commission a registration statement and any amendments thereto with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed;

(c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

(d) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

(f) cause all such Registrable Securities registered pursuant to this Agreement hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(h) use its reasonable best efforts to furnish, at the request of any Holder, on the date on which the Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

5. Indemnification.

(a) By Company. With respect to each registration, qualification or compliance effected pursuant to this Agreement for which the Registrable Securities held by a Holder are included, the Company will indemnify and hold harmless each such Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in Section 15 of the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, or the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 5(a) to reimburse legal fees and expenses of more than one separate counsel for Holders.

(b) By Holders. Each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the offering received by such Holder, unless such registration liability arises out of or is based on willful conduct by such Holder.

(c) Procedures. Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

6. Information By Holder. Holders including any Registrable Securities in any registration shall furnish to the Company such information regarding such Holders as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

7. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

8. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of any securities held by such holder or prospective holder.

9. Miscellaneous.

(a) Governing Law. This Agreement will be governed by and construed under the laws of Delaware, without regard to its principles of conflicts of laws.

(b) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities, voting as a class. Any amendment or waiver effected in accordance with this paragraph will be binding upon each Holder and the Company. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination or waiver applies to all Investors in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(c) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegally invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

(d) Notices. All notices to Holders will be mailed by registered or certified mail to the addresses maintained in the Company’s records for such Holders. Notices will be effective three (3) days after deposit in the U.S. Mail.

(e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

(f) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g) Transfers, Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

(h) Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

IN WITNESS WHEREOF. the parties have executed this Registration Rights Agreement as of the date first above written.

[Signatures are omitted. A copy of signatures will be furnished supplementally to the Commission upon request.]